         D O D G E & C O X                            D O D G E & C O X
         -----------------                            -----------------
            Stock Fund
                                                          Stock Fund
                                                       Established 1965
        Investment Manager
            Dodge & Cox
        One Sansome Street
            35th Floor
     San Francisco, California
            94104-4443

          (415) 981-1710

  For Fund literature and account
   information, please visit the
        Funds' web site at:

        www.dodgeandcox.com

         or write or call:

         Dodge & Cox Funds
c/o Boston Financial Data Services
           P.O. Box 9051
 Boston, Massachusetts 02205-9051

          (800) 621-3979

         -----------------
                                                    First Quarter Report
  This report is submitted for the general             March 31, 2000
information of the shareholders of the Fund.
The report is not authorized for distribution         -----------------
to prospective investors in the Fund unless           -----------------
it is accompanied by a current prospectus.            -----------------

         -----------------

3/00 SF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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                                 Stock Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund returned 0.3% during the first quarter, below the Standard & Poor's 500 Index (S&P 500) return of 2.3%. Longer-term results appear on page three of this report. With regard to the trends in the market valuation, the first quarter was a continuation of the fourth quarter, in that the valuation gap widened between technology companies (the "new economy") and non-technology businesses (the "old economy"). The technology sector (1/3 of the market capitalization of the S&P 500) rose by 13.5% while the other 2/3 of the S&P 500 declined by almost 3%. As we have discussed in previous letters, the current divergence in valuations (i.e., the spread between the high-valuation and low-valuation companies) is extreme by all historical measurement. As we have also written before, it seems to us that the high-valuation sectors are supported by investor expectations that are unrealistically optimistic. This is a distinctly different view, however, from those who look at the market in aggregate, conclude that it is very highly valued and nervously await a correction. Dodge & Cox occupies a somewhat lonely zone somewhere in between the "new economy optimists" willing to pay eye-popping prices to participate in the "new world" and the pessimists expecting a significant market correction.

The "Three-Tier" Market

As we evaluate the current market, we divide it into three broad categories, or tiers, based on valuation levels. (This analysis uses stock prices as of the end of March and earnings estimates for the current year):

 . Roughly 30% of the market capitalization of the S&P 500 consists of the highest-valuation companies--nearly all in technology--with a price-to-earnings (P/E) ratio averaging 70 times. The Fund has no investments in this valuation tier.

 . A second group of companies (about 38% of the S&P 500) includes many of the lower-valuation technology stocks, as well as non-technology "growth" stocks (e.g., Merck, General Electric, Eli Lilly, Coca-Cola, IBM, and Procter & Gamble). This group has a generous P/E ratio that averages 30 times. About 10% of the Fund is invested in companies in the lower-valuation range of this second group.

 . The remaining one-third of the market, currently residing beneath what many use as a pejorative banner of the "old economy", averages a more moderate 15 times earnings and includes a wide variety of industries. As far as we can see, this portion of the economy is incorporating technological innovation at a rapid pace. Over time, many, if not most, old economy companies will creatively utilize new economy tools in their businesses. We are actively looking for organizations that are taking advantage of these new tools to benefit their business and ultimately, their equity shareholders. About 90% of the Fund is invested in this lower-valuation tier.

Back-to-Basics Philosophy and Current Strategy

Dodge & Cox's portfolio strategy is driven by a company-by-company analysis (a "bottom-up" approach). We look at a company's stock price in relation to our analysis of the stream of earnings and cash flow over the next three to five years. We do not develop macroeconomic themes, and then search for the companies that fit within those themes. However, as we look at the portfolio composition, we observe that there are certain common characteristics in the areas where we have found value in this market.

 . Global Economic Growth. Over half of the Fund consists of companies whose future earnings progress is sensitive to global economic growth, not just U.S. economic growth. These companies provide the essential goods and services that keep modern industrial economies functioning. We are optimistic about the long-term prospects for the global economy. There are roughly five billion people in the world outside of the advanced industrial areas of North America, Western Europe and Japan. In many cases, their economies are becoming more efficient as they rely increasingly on market mechanisms to allocate productive capital and direct participation in global markets. Technological advances in the form of cheaper communications and computer power break down isolation and enable human capital to develop more rapidly. These five billion people are organizing to produce and consume more, and continued global economic growth is likely to be the result. To add to the positive fundamentals, the average P/E multiple for the companies in this segment of the portfolio is a reasonable 15 times this year's estimated earnings.

 Energy and industrial commodity companies are part of the above theme. In many ways, the last twenty years have posed a difficult operating environment for these companies. Consequently, these industries have been consolidating, costs have been

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                              D O D G E & C O X
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                                 Stock Fund

  reduced, and capital spending for additional production capacity has declined. We believe that these companies are poised to profit strongly with incremental demand. As the global economy expands, they may be in the early stages of a long period of earnings expansion. One of our analysts recently returned from visiting a number of Asian chemical facilities--all are operating close to capacity, yet there are no plans to add new production facilities anytime soon. This bodes well for pricing of these commodities in global markets and therefore for profitability, particularly for the low-cost producers. A number of these well-positioned producers are investments in the Fund.

  Also included in the above-described "global growth" theme are the Fund's holdings in the technology sector, where we continue to look for durable business franchises that are reasonably priced. Pickings have been slim. We have reduced some of the Fund's technology positions during this past quarter, as valuations have risen rapidly to points well above previous levels. Though the overall portfolio weighting has been reduced, we have also added where opportunity allowed. In December and January we made a significant addition to the Fund's holding in Xerox, which had fallen from a 1999 peak of $60 to a price of $20 per share. We believe that, for a relatively low valuation, the Fund is buying a company with a viable global franchise and a strong research effort in digital electronics. We are constantly looking for ways to participate in technology with its attendant opportunities for growth, as long as we can do so with a conviction that we have low downside risk over the long term. (We highlight a specific Fund investment to illustrate our strong price discipline and "bottom-up approach" to security selection, not because we believe it is more attractive than the Fund's other 77 holdings.)

 . Stable Earnings. Approximately one-fourth of the Fund is invested in companies with earnings that are relatively more stable through a business cycle. Electric utilities, consumer products and health service companies are examples, as well as a number of the financial service companies in the Fund. While earnings growth is not as rapid as in the higher valuation segment, we nonetheless expect increasing earnings for these companies. The average P/E multiple of the Fund's investments in this segment is approximately 11 times, and we have been gradually increasing investment in this area. In addition to the diversification and investment opportunity which is added to the Fund, a secondary effect is that the dividend yield on the Fund's portfolio has risen since early 1999, particularly relative to the yield of the S&P 500.

In Closing

As we write this letter, the volatility of the equity market is reaching historical highs, with market prices for the S&P 500 and/or NASDAQ changing as much as 5% or even 10% through the course of a single day. Clearly, investor perceptions of future growth and "intrinsic" value of securities are being subjected to rapid change. Never has it been more important to maintain a long-term focus in this period of extreme short-term volatility and to keep a steady eye on the economic fundamentals driving each potential investment. As always, we persist in using a price-disciplined approach to selecting each company we hold in the Stock Fund. Surprisingly, in a market which many regard as quite high, the P/E multiple of the Fund averages 13 times earnings, one of the lowest valuation multiples in the last ten years. Furthermore, this moderate multiple is based on current earnings, which in our view, are likely to grow over the next several years.

As always, we welcome your thoughts and questions, and appreciate your confidence in our firm as a shareholder of the Dodge & Cox Stock Fund.

For the Board of Trustees,

/s/ Harry R. Hagey                /s/ John A. Gunn
------------------------          -----------------------
Harry R. Hagey, Chairman          John A. Gunn, President         April 28, 2000

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                                      2

                              D O D G E & C O X
--------------------------------------------------------------------------------
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                                 Stock Fund

Objective The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund invests primarily in a broadly diversified and carefully selected portfolio of common stocks. In selecting investments, the Fund invests in companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Companies are also selected with an emphasis on financial strength and sound economic condition.

Ten Years of Investment Performance                       through March 31, 2000
--------------------------------------------------------------------------------
                         [LINE GRAPH APPEARS HERE]

                                 DODGE & COX
                                 STOCK FUND                   S & P 500
                                 -----------                  ---------
4/1/1990                           $10,000                      $10,000
3/31/1991                          $10,920                      $11,440
3/31/1992                          $11,859                      $12,703
3/31/1993                          $14,015                      $14,634
3/31/1994                          $15,276                      $14,851
3/31/1995                          $17,738                      $17,161
3/31/1996                          $22,929                      $22,671
3/31/1997                          $27,028                      $27,167
3/31/1998                          $37,171                      $40,203
3/31/1999                          $37,309                      $47,617
3/31/2000                          $43,017                      $56,172

Average annual total return for
periods ended March 31, 2000     1 Year      5 Years      10 Years      20 Years
--------------------------------------------------------------------------------
Dodge & Cox Stock Fund           15.30%      19.38%       15.71%        17.42%
S&P 500                          17.97       26.76        18.84         18.24

The chart covers the period from April 1, 1990 to March 31, 2000. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the S&P 500. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The Fund's total returns include the reinvestment of divi-dend and capital gain distributions. Index returns include dividends and, un-like Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

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                                      3

                              D O D G E & C O X
--------------------------------------------------------------------------------
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                                 Stock Fund

Fund Information                                                  March 31, 2000
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $95.47
Total Net Assets (millions)                                              $4,708
1999 Expense Ratio                                                         0.55%
1999 Portfolio Turnover                                                      18%
30 Day SEC Yield/1/                                                        2.17%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 22 years.

Asset Allocation
--------------------------------------------------------------------------------
                          [PIE CHART APPEARS HERE]
Stocks:                                                                    93.3%
Short-Term Investments:                                                     6.7%

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                              78
Median Market Capitalization                                        $7.3 billion
Price-to-Earnings Ratio/2/                                                 15.9x
Price-to-Book Value                                                         2.0x
Foreign Stocks/3/ (as percentage of Fund)                                    10%

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Bank One                                                                     2.7
News Corp. Ltd. ADR                                                          2.7
Alcoa                                                                        2.4
Citigroup                                                                    2.3
Pharmacia & Upjohn                                                           2.2
FedEx                                                                        2.2
Union Pacific                                                                2.2
Dow Chemical                                                                 2.2
Golden West Financial                                                        2.0
Xerox                                                                        1.9

Ten Largest Sectors                                                    % of Fund
--------------------------------------------------------------------------------
Energy                                                                      12.3
Electronics & Computer                                                       9.2
Banking                                                                      7.2
Retail & Distribution                                                        6.5
Consumer Durables                                                            6.5
Insurance & Financial Services                                               6.1
Healthcare & Pharmaceutical                                                  6.1
Transportation                                                               5.7
Chemicals                                                                    5.7
General Industrial                                                           4.9

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

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                              D O D G E & C O X
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                                 Stock Fund

Portfolio of Investments                                          March 31, 2000
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS:                                                             90.6%

CONSUMER:                                                                  23.6%

RETAIL AND DISTRIBUTION:                                                    6.5%
     Kmart Corp.........................................................    1.9
     Genuine Parts Co. .................................................    1.6
     Nordstrom, Inc.....................................................    1.5
     May Department Stores Co...........................................    1.1
     Dillard's, Inc. Class A............................................    0.4

CONSUMER DURABLES:                                                          6.5%
     General Motors Corp................................................    1.8
     Whirlpool Corp.....................................................    1.7
     Dana Corp. ........................................................    1.1
     Ford Motor Co. ....................................................    1.0
     Delphi Automotive Systems Corp.....................................    0.9

HEALTHCARE AND PHARMACEUTICAL:                                              6.1%
     Pharmacia & Upjohn, Inc. ..........................................    2.2
     Bausch & Lomb, Inc.................................................    1.3
     Becton, Dickinson & Co. ...........................................    0.9
     WellPoint Health Networks, Inc.....................................    0.8
     First Health Group Corp. ..........................................    0.6
     Cardinal Health, Inc...............................................    0.3

CONSUMER PRODUCTS:                                                          3.4%
     Fort James Corp....................................................    1.0
     VF Corp............................................................    0.7
     Mattel, Inc........................................................    0.6
     Unilever N.V.......................................................    0.6
     Dole Food Co., Inc. ...............................................    0.5

MEDIA AND LEISURE:                                                          1.1%
     R.R. Donnelley & Sons Co...........................................    1.1

FINANCE:                                                                   14.9%

BANKING:                                                                    7.2%
     Bank One Corp......................................................    2.7
     Golden West Financial Corp.........................................    2.0
     Wells Fargo & Co...................................................    1.3
     Bank of America Corp...............................................    1.2

INSURANCE AND FINANCIAL SERVICES:                                           6.1%
     Citigroup, Inc.....................................................    2.3
     The St. Paul Cos., Inc.............................................    1.5
     Loews Corp.........................................................    1.3
     Chubb Corp.........................................................    0.9
     MBIA, Inc. ........................................................    0.1

REAL ESTATE INVESTMENT TRUST:                                               1.6%
     Equity Office Properties Trust.....................................    0.9
     Equity Residential Properties Trust................................    0.7

INDUSTRIAL COMMODITIES:                                                    14.1%

CHEMICALS:                                                                  5.7%
     Dow Chemical Co....................................................    2.2
     Eastman Chemical Co................................................    1.1
     Union Carbide Corp. ...............................................    0.7
     Air Products & Chemicals, Inc......................................    0.7
     Engelhard Corp.....................................................    0.6
     Lubrizol Corp......................................................    0.2
     NOVA Chemicals Corp. ..............................................    0.2

METALS AND MINING:                                                          4.0%
     Alcoa, Inc. .......................................................    2.4
     Rio Tinto PLC ADR..................................................    1.6

PAPER AND FOREST PRODUCTS:                                                  3.4%
     Weyerhaeuser Co....................................................    1.5
     Champion International Corp........................................    1.4
     Boise Cascade Corp.................................................    0.5

GENERAL MANUFACTURING:                                                      1.0%
     Archer Daniels Midland Co..........................................    1.0

ENERGY:                                                                    12.3%
     Amerada Hess Corp..................................................    1.6
     Occidental Petroleum Corp. ........................................    1.6
     Unocal Corp........................................................    1.5
     Chevron Corp.......................................................    1.5
     Baker Hughes, Inc. ................................................    1.5
     Phillips Petroleum Co..............................................    1.4
     Union Pacific Resources Group, Inc.................................    1.2
     Schlumberger Ltd...................................................    1.0
     Royal Dutch Petroleum Co...........................................    1.0

TECHNOLOGY:                                                                10.8%

ELECTRONICS & COMPUTER:                                                     9.2%
     Xerox Corp.........................................................    1.9
     Hewlett-Packard Co. ...............................................    1.7
     Electronic Data Systems............................................    1.5
     NCR Corp. .........................................................    1.3
     Thermo Electron Corp...............................................    1.2
     Motorola, Inc. ....................................................    0.9
     Storage Technology Corp............................................    0.7

CONSUMER ELECTRONICS:                                                       1.6%
     Matsushita Electric Industrial Co., Ltd. ADR.......................    0.9
     Sony Corp. ADR.....................................................    0.7

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                              D O D G E & C O X
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                                 Stock Fund

Portfolio of Investments                                          March 31, 2000
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS (Continued)

TRANSPORTATION:                                                            5.7%
     FedEx Corp.........................................................   2.2
     Union Pacific Corp.................................................   2.2
     Canadian Pacific Ltd...............................................   1.3

GENERAL INDUSTRIAL:                                                        4.9%
     Deere & Co.........................................................   1.5
     Lockheed Martin Corp...............................................   1.3
     Fluor Corp. .......................................................   1.0
     Caterpillar, Inc...................................................   0.9
     Unova, Inc. .......................................................   0.2

ELECTRIC AND GAS UTILITIES:                                                4.3%
     FPL Group, Inc.....................................................   1.1
     Central & South West Corp. ........................................   0.9
     Ameren Corp. ......................................................   0.9
     Texas Utilities Co. ...............................................   0.8
     Wisconsin Energy Corp..............................................   0.6

PREFERRED STOCKS:                                                          2.7%

CONSUMER:                                                                  2.7%
     News Corp. Ltd., Limited Voting Ordinary Shares ADR................   2.7

SHORT-TERM INVESTMENTS:                                                    7.0%

OTHER ASSETS LESS LIABILITIES:                                            (0.3)%

TOTAL NET ASSETS:                                                        100.0%

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                                      6

                              D O D G E & C O X
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                                 Stock Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox


Standard & Poor's 500 and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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

           D O D G E & C O X                            D O D G E & C O X
           -----------------                            -----------------
             Balanced Fund
                                                          Balanced Fund
          Investment Manager                             Established 1931
              Dodge & Cox
          One Sansome Street
              35th Floor
       San Francisco, California
              94104-4443

            (415) 981-1710

    For Fund literature and account
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
  c/o Boston Financial Data Services
             P.O. Box 9051
   Boston, Massachusetts 02205-9051

            (800) 621-3979

           -----------------

  This report is submitted for the general            First Quarter Report
information of the shareholders of the Fund.             March 31, 2000
The report is not authorized for distribution
to prospective investors in the Fund unless             -----------------
it is accompanied by a current prospectus.              -----------------
                                                        -----------------
           -----------------

3/00 BF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund returned 1.3% during the first quarter, compared to 2.4% for the Combined Index/1/ for the same time period. The majority of the Fund's first quarter return came from its fixed-income portfolio, as the equity portion had a small positive return. Longer-term results appear on page three of this report. At March 31, 2000 the Fund's total net assets of $4.9 billion were invested 60.9% in stocks, 35.7% in fixed-income securities and 3.4% in cash equivalents.

The "Three-Tier" Stock Market

Fourth quarter valuation trends in the equity market continued into the first quarter as the valuation gap widened further between technology companies (the "new economy") and non-technology businesses (the "old economy"). The technology sector (1/3 of the market capitalization of the S&P 500) rose by 13.5% while the other 2/3 of the S&P 500 declined by almost 3%. As we have discussed in previous letters, the current divergence in valuations (i.e., the spread between the high-valuation and low-valuation companies) is extreme by all historical measurement. It seems to us that the high-valuation sectors are supported by investor expectations that are unrealistically optimistic. This is a distinctly different view, however, from those who look at the market in aggregate, conclude that it is very highly valued and nervously await a correction. Dodge & Cox occupies a somewhat lonely zone between the "new economy optimists" willing to pay eye-popping prices and the pessimists expecting a significant market correction.

As we evaluate the current market, we divide it into three broad categories, or tiers, based on valuation levels. (This analysis is based on stock prices as of the end of March and uses earnings estimates for the current year):

 . Roughly 30% of the market capitalization of the S&P 500 consists of the highest-valuation companies--nearly all in technology--with a price-to-earnings (P/E) ratio averaging 70 times. The Fund has no investments in this valuation tier.

 . A second group of companies (about 38% of the S&P 500) includes many of the lower-valuation technology stocks, as well as non-technology "growth" stocks (e.g., Merck, General Electric and Coca-Cola). This group has a generous P/E ratio that averages 30 times. About 10% of the Fund's equity portfolio is invested in companies in the lower-valuation range of this second group.

 . The remaining one-third of the market averages a more moderate 15 times earnings and includes a wide variety of industries. As far as we can see, this portion of the economy is incorporating technological innovation at a rapid pace. Over time many, if not most, old economy companies will creatively utilize new economy tools in their businesses. About 90% of the Fund's equity portfolio is invested in this lower-valuation tier.

Back-to-Basics Philosophy and Current Strategy

Dodge & Cox's portfolio strategy is driven by a company-by-company analysis. We look at a company's stock price in relation to our analysis of the stream of earnings and cash flow over the next three to five years. We do not develop macroeconomic themes, and then search for companies that fit those themes. However, as we look at the portfolio, we observe that there are certain economic characteristics in common in the areas where the Fund is invested.

 . Global Economic Growth. Over half of the Fund's equity portfolio consists of companies whose future earnings progress is sensitive to global economic growth, not just U.S. growth. These companies provide the essential goods and services that keep modern industrial economies functioning. We are optimistic about the long-term prospects for the global economy. There are roughly five billion people in the world outside of North America, Western Europe and Japan. In many cases, their economies are becoming more efficient as they rely increasingly on market mechanisms to allocate capital and direct participation in global markets. Technological advances in the form of cheaper communications and computing power break down isolation and enables human capital to develop more rapidly. These five billion people are organizing to produce and consume more, and continued global economic growth is likely to be the result. To add to the positive fundamentals, the average P/E multiple for the companies in this segment of the portfolio is a reasonable 15 times this year's estimated earnings.

 . Stable Earnings. Approximately one fourth of the Fund's equity portfolio is invested in companies with earnings that are relatively more stable through a business cycle. Electric utilities, consumer products and health service companies are examples, as well as many of the financial service companies in the portfolio. While earnings growth is not as rapid as in the higher valuation segment, we nonetheless expect increasing earnings for these companies. The average P/E of the Fund's

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                              D O D G E & C O X
--------------------------------------------------------------------------------
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                                Balanced Fund

  investments in this segment is approximately 11 times, and we have been gradually increasing investment in this area. In addition to the diversification and investment opportunity which is added to the portfolio, a secondary effect is that the dividend yield on the Fund's portfolio has risen since early 1999.

U.S. Treasury Yield Curve Inversion and Spread Widening

Against a positive economic backdrop of strong Gross Domestic Product (GDP) growth and high consumer confidence, two developments had a strong influence on U.S. Treasury yields in the first quarter. First, short-term interest rates rose as the Federal Reserve increased the Federal Funds Rate (the rate at which certain banks lend short-term funds to each other) in two moves during the quarter, from 5.5% to 6.0%, citing a risk of higher inflation. In addition, long-term treasury yields fell in response to the U.S. Treasury's announcement of current and projected Treasury debt repurchases--the first in 70 years. These events, both related to continued strength in the U.S. economy, resulted in an unusual "inverted" yield curve by the end of the quarter, with long-term Treasury yields lower than short-term Treasury yields. The yield on the 30-year U.S. Treasury fell 64 basis points to 5.84% (one basis point is equal to 1/100 of 1%). Yields on two-year and five-year U.S. Treasuries rose 25 and fell 2 basis points respectively, ending the quarter at 6.48% and 6.32%. Yields on corporate and mortgage-related securities fell less than Treasury yields, resulting in wider yield premiums and their underperformance versus U.S. Treasuries during the quarter.

The Fund has been overweight the corporate and mortgage sectors versus the Lehman Brothers Aggregate Bond Index (LBAG). Yet, despite underperformance in these sectors, the first quarter total return of the Fund's fixed-income portfolio nearly matched that of the LBAG. Two positive factors were the Fund's greater-than-market exposure to long-duration (a measure of price sensitivity to changes in interest rates) securities, which benefited as long rates fell, and the income effect of the Fund's overweight positions in non-Treasury sectors, which contributed to a higher-than-market yield for the Fund's fixed-income portfolio at the beginning of the quarter (7.33% versus 7.16%)/2/.

Spread Widening Creates Investment Opportunities

While yield premiums of corporate and mortgage-backed securities widened during the quarter, we believe that the higher relative yields of these non-Treasury securities are due to the unique circumstances of the Treasury buy-back described above, rather than a weakening of credit fundamentals or an adjustment in prepayment expectations. Therefore, we view the recent spread widening as an opportunity to build the incremental yield of the Fund's fixed-income portfolio through the addition of carefully researched corporate and mortgage-backed securities.

Response to Continued Inflation Concerns

Due to our continued concern over the possibility of higher inflation and an accompanying increase in interest rates, we have maintained an effective duration shorter than that of the LBAG. We have also maintained the Fund's position in Treasury Inflation Protection Securities (TIPS). We believe that these securities offer compelling real yields compared to conventional Treasury securities and stand to benefit in terms of upward principal adjustments and higher coupon payments if inflation accelerates. TIPS performed well in the first quarter as the real yields for these securities (the yields to maturity after adjusting for inflation) decreased significantly.

In Closing

We will continue to seek attractive long-term results through a process of fundamental analysis and individual security selection in an effort to build a high-quality, diversified portfolio. As always, we welcome your thoughts and questions, and appreciate your confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund.

                                     For the Board of Trustees,

                                     /s/ Harry R. Hagey
                                     ------------------------
April 28, 2000                       Harry R. Hagey, Chairman


/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard
    & Poor's 500 Index (S&P 500) and 40% of the Lehman Brother's Aggregate Bond Index (LBAG).

/2/ The 30-day SEC yield (an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month) for the Balanced Fund was 3.92% as of March 31, 2000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Objective The Fund seeks regular income, conservation of principal and an op-portunity for long-term growth of principal and income.

Strategy The Fund invests in a diversified portfolio of common stocks, pre-ferred stocks and bonds.

          Stocks: The Fund invests in well-established companies that, in Dodge & Cox's opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies. The Fund will hold no more than 75% of its to-tal assets in stocks.

          Bonds: Dodge & Cox constructs a diversified portfolio of high-qual-ity bonds, while striving to maintain the fixed-income yield higher than that of the broad bond market. Fixed-income investments include investment-grade: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obliga-tions (CMOs) and others.

Ten Years of Investment Performance                       through March 31, 2000
--------------------------------------------------------------------------------
                        [PERFORMANCE GRAPH APPEARS HERE]

                                                    COMBINED       DODGE & COX
                      S & P 500      LBAG           INDEX          BALANCED FUND
                      ---------      --------       --------       -------------
4/1/1990               $10,000        $10,000        $10,000        $10,000
3/31/1991              $11,440        $11,292        $11,410        $11,209
3/31/1992              $12,703        $12,578        $12,711        $12,419
3/31/1993              $14,634        $14,251        $14,553        $14,547
3/31/1994              $14,851        $14,588        $14,828        $15,623
3/31/1995              $17,161        $15,317        $16,500        $17,408
3/31/1996              $22,671        $16,966        $20,323        $21,296
3/31/1997              $27,167        $17,799        $23,127        $23,974
3/31/1998              $40,203        $19,935        $30,702        $30,624
3/31/1999              $47,617        $21,226        $35,056        $31,528
3/31/2000              $56,172        $21,625        $39,115        $34,786

Average annual total return for periods
ended March 31, 2000                         1 Year  5 Years  10 Years  20 Years
--------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                    10.36%   14.85%   13.28%    14.65%
Combined Index                               11.58    18.85    14.61     15.44
S&P 500                                      17.97    26.76    18.84     18.24
Lehman Brothers Aggregate Bond Index (LBAG)   1.88     7.14     8.02     10.66

The chart covers the period from April 1, 1990 to March 31, 2000. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the S&P 500, the LBAG and the Combined Index. The S&P 500 and LBAG are widely recognized, unmanaged indices of common stock and U.S. dollar-denominat-ed, investment-grade fixed-income securities, respectively. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the LBAG. The Fund may, however, invest up to 75% of its total assets in stocks. The Fund's total returns include the reinvestment of dividend and capital gain distribu-tions. Index returns include dividends and/or interest income, and unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Fund Information                                                  March 31, 2000
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $63.76
Total Net Assets (millions)                                              $4,904
30 Day SEC Yield/1/                                                        3.92%
1999 Expense Ratio                                                         0.53%
1999 Portfolio Turnover                                                      17%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 22 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 12 years.

Asset Allocation
--------------------------------------------------------------------------------
                          [PIE CHART APPEARS HERE]
Bonds:                                                                     35.7%
Stocks:                                                                    60.9%
Short-Term Investments:                                                     3.4%

Stock Portfolio (60.9% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              78
Median Market Capitalization                                        $7.3 billion
Price-to-Earnings Ratio/2/                                                 15.8x
Price-to-Book Value                                                         2.0x
Foreign Stocks/3/ (as percentage of Fund)                                     6%

Five Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Energy                                                                       8.0
Electronics & Computer                                                       6.1
Banking                                                                      4.6
Retail & Distribution                                                        4.3
Consumer Durables                                                            4.2

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
News Corp. Ltd. ADR                                                          1.8
Bank One                                                                     1.8
FedEx                                                                        1.5
Alcoa                                                                        1.5
Union Pacific                                                                1.5
Dow Chemical                                                                 1.4
Golden West Financial                                                        1.3
Kmart                                                                        1.3
Xerox                                                                        1.2
Pharmacia & Upjohn                                                           1.2

Bond Portfolio (35.7% of Fund)
--------------------------------------------------------------------------------
Number of Bonds                                                              128
Average Quality                                                               AA
Average Maturity                                                      10.8 years
Effective Duration                                                    4.52 years

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       20.9
Aaa/AAA                                                                      1.9
Aa/AA                                                                        0.1
A/A                                                                          5.9
Baa/BBB                                                                      6.9

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          5.8
Federal Agency CMO and REMIC+                                                9.1
Federal Agency Mortgage Pass-Through                                         6.1
Asset-Backed                                                                 1.4
Corporate                                                                   11.7
Foreign (U.S. dollar-denominated)                                            1.6

+   Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Portfolio of Investments                                          March 31, 2000
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS:                                                             59.1%

CONSUMER:                                                                  15.6%

RETAIL AND DISTRIBUTION:                                                    4.3%
     Kmart Corp. .........................................................  1.3
     Nordstrom, Inc.......................................................  1.0
     Genuine Parts Co. ...................................................  0.9
     May Department Stores Co. ...........................................  0.7
     Dillard's, Inc. Class A..............................................  0.4

CONSUMER DURABLES:                                                          4.2%
     General Motors Corp..................................................  1.2
     Whirlpool Corp.......................................................  1.1
     Dana Corp............................................................  0.7
     Delphi Automotive Systems Corp.......................................  0.6
     Ford Motor Co........................................................  0.6

HEALTHCARE AND PHARMACEUTICAL:                                              4.0%
     Pharmacia & Upjohn, Inc..............................................  1.2
     Bausch & Lomb, Inc...................................................  0.9
     Becton, Dickinson & Co...............................................  0.7
     WellPoint Health Networks, Inc.......................................  0.5
     First Health Group Corp..............................................  0.5
     Cardinal Health, Inc.................................................  0.2

CONSUMER PRODUCTS:                                                          2.3%
     Fort James Corp......................................................  0.7
     VF Corp. ............................................................  0.5
     Mattel, Inc..........................................................  0.4
     Dole Food Co., Inc...................................................  0.4
     Unilever N.V. .......................................................  0.3

MEDIA AND LEISURE:                                                          0.8%
     R.R. Donnelley & Sons Co. ...........................................  0.8

FINANCE:                                                                    9.5%

BANKING:                                                                    4.6%
     Bank One Corp. ......................................................  1.8
     Golden West Financial Corp. .........................................  1.3
     Wells Fargo & Co.....................................................  0.8
     Bank of America Corp.................................................  0.7

INSURANCE AND FINANCIAL SERVICES:                                           3.9%
     Citigroup, Inc.......................................................  1.2
     The St. Paul Cos., Inc...............................................  1.1
     Loews Corp. .........................................................  0.9
     Chubb Corp...........................................................  0.7
     MBIA, Inc............................................................  0.0+

REAL ESTATE INVESTMENT TRUST:                                               1.0%
     Equity Office Properties Trust.......................................  0.5
     Equity Residential Properties Trust..................................  0.5

INDUSTRIAL COMMODITIES:                                                     9.0%

CHEMICALS:                                                                  3.8%
     Dow Chemical Co......................................................  1.4
     Eastman Chemical Co..................................................  0.7
     Union Carbide Corp. .................................................  0.6
     Air Products & Chemicals, Inc. ......................................  0.4
     Engelhard Corp. .....................................................  0.4
     Lubrizol Corp........................................................  0.2
     NOVA Chemicals Corp..................................................  0.1

METALS AND MINING:                                                          2.5%
     Alcoa, Inc. .........................................................  1.5
     Rio Tinto PLC ADR....................................................  1.0

PAPER AND FOREST PRODUCTS:                                                  2.0%
     Weyerhaeuser Co. ....................................................  0.9
     Champion International Corp..........................................  0.7
     Boise Cascade Corp. .................................................  0.4

GENERAL MANUFACTURING:                                                      0.7%
     Archer Daniels Midland Co............................................  0.7

ENERGY:                                                                     8.0%
     Occidental Petroleum Corp............................................  1.1
     Amerada Hess Corp. ..................................................  1.1
     Unocal Corp..........................................................  1.0
     Chevron Corp.........................................................  1.0
     Phillips Petroleum Co................................................  1.0
     Baker Hughes, Inc. ..................................................  0.9
     Union Pacific Resources Group, Inc...................................  0.8
     Schlumberger Ltd.....................................................  0.6
     Royal Dutch Petroleum Co.............................................  0.5

TECHNOLOGY:                                                                 7.1%

ELECTRONICS & COMPUTER:                                                     6.1%
     Xerox Corp...........................................................  1.2
     Hewlett-Packard Co. .................................................  1.1
     NCR Corp. ...........................................................  0.9
     Electronic Data Systems..............................................  0.9
     Thermo Electron Corp.................................................  0.9
     Motorola, Inc........................................................  0.6
     Storage Technology Corp..............................................  0.5

CONSUMER ELECTRONICS:                                                       1.0%
     Matsushita Electric Industrial Co., Ltd. ADR.........................  0.5
     Sony Corp. ADR.......................................................  0.5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Portfolio of Investments                                          March 31, 2000
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS (Continued)

TRANSPORTATION:                                                            3.8%
     FedEx Corp.........................................................   1.5
     Union Pacific Corp.................................................   1.5
     Canadian Pacific Ltd. .............................................   0.8

GENERAL INDUSTRIAL:                                                        3.2%
     Deere & Co.........................................................   0.9
     Lockheed Martin Corp. .............................................   0.9
     Fluor Corp.........................................................   0.6
     Caterpillar, Inc...................................................   0.6
     Unova, Inc.........................................................   0.2

ELECTRIC AND GAS UTILITIES:                                                2.9%
     FPL Group, Inc. ...................................................   0.7
     Central & South West Corp..........................................   0.6
     Ameren Corp........................................................   0.6
     Texas Utilities Co.................................................   0.6
     Wisconsin Energy Corp..............................................   0.4

PREFERRED STOCKS:                                                          1.8%

CONSUMER:                                                                  1.8%
     News Corp. Ltd., Limited Voting Ordinary Shares ADR................   1.8

BONDS:                                                                    35.7%

U.S. TREASURY AND GOV'T AGENCY:                                            5.8%

FEDERAL AGENCY CMO* AND REMIC**:                                           9.1%

FEDERAL AGENCY MTG. PASS-THROUGH:                                          6.1%

ASSET-BACKED SECURITIES:                                                   1.4%
     CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1
      Rate Reduction Ctf. 1997-1 A-5 6.25%, 6/25/2004...................   0.7
     CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1
      Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008...................   0.4
     PP&L Transition Bond Series 1999-1 A-2 6.41%, 12/25/2003...........   0.3

CORPORATE:                                                                11.7%

INDUSTRIAL:                                                                6.1%
     Raytheon Co., various securities...................................   1.2
     Lockheed Martin Corp., various securities..........................   1.1
     J.E. Seagram & Sons, Inc. 6.80%, 12/15/2008........................   0.9
     Raychem Corp. 7.20%, 10/15/2008....................................   0.7
     Time Warner Entertainment 8.375%, 7/15/2033........................   0.7
     May Department Stores, various securities..........................   0.6
     Union Carbide Corp. 6.70%, 4/1/2009................................   0.4
     Walt Disney Co. 7.55%, 7/15/2093...................................   0.4
     Union Camp Corp. 9.25%, 2/1/2011...................................   0.1

FINANCE:                                                                   4.3%
     GMAC, various securities...........................................   1.1
     EOP Operating Limited Partnership 8.375%, 3/15/2006................   0.7
     Golden West Financial, various securities..........................   0.6
     Citicorp Capital Trust I 7.933%, 2/15/2027.........................   0.4
     Hartford Financial Services Group, various securities..............   0.3
     BankAmerica Capital II 8.00%, 12/15/2026...........................   0.3
     Republic New York Corp. 7.20%, 7/15/2097...........................   0.3
     Safeco Corp. 6.875%, 7/15/2007.....................................   0.3
     J.P. Morgan Capital Trust I 7.54%, 1/15/2027.......................   0.1
     CIGNA Corp., various securities....................................   0.1
     First Nationwide Bank 10.00%, 10/1/2006............................   0.1
     Barclays No. American Capital 9.75%, 5/15/2021.....................   0.0+

TRANSPORTATION:                                                            1.3%
     Union Pacific Corp. 6.33%, 1/2/2020................................   0.9
     Consolidated Rail Corp., various securities........................   0.4

UTILITIES:                                                                 0.0%+
     Idaho Power Co. 1st Mtge. 9.50%, 1/1/2021..........................   0.0+

FOREIGN (U.S. DOLLAR-DENOMINATED):                                         1.6%

CANADIAN:                                                                  0.6%
     Hydro-Quebec 7.50%, 4/1/2016.......................................   0.2
     Canadian Pacific Ltd. 9.45%, 8/1/2021..............................   0.2
     Canadian National Railway Co. 6.80%, 7/15/2018.....................   0.2

CORPORATE:                                                                 0.5%
     Bank of Tokyo-Mitsubishi Ltd. 8.40%, 4/15/2010.....................   0.3
     HSBC Holdings PLC 7.50%, 7/15/2009.................................   0.2

INTERNATIONAL AGENCY:                                                      0.5%
     Inter-American Development Bank 7.125%, 3/15/2023..................   0.3
     European Investment Bank 10.125%, 10/1/2000........................   0.2

SHORT-TERM INVESTMENTS:                                                    2.2%

OTHER ASSETS LESS LIABILITIES:                                             1.2%

TOTAL NET ASSETS:                                                        100.0%

 * CMO: Collateralized Mortgage Obligation
** REMIC: Real Estate Mortgage Investment Conduit
 + Rounds to 0.0%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox



Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Moody's(R) is a trademark of Moody's Investors Services, Inc.; and Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           D O D G E & C O X                        D O D G E & C O X
           -----------------                        -----------------
              Income Fund
                                                       Income Fund
          Investment Manager                        Established 1989
              Dodge & Cox
          One Sansome Street                        -----------------
              35th Floor                            -----------------
       San Francisco, California
              94104-4443

            (415) 981-1710

    For Fund literature and account
     information, please visit the
          Funds' web site at:

          www.dodgeandcox.com

           or write or call:

           Dodge & Cox Funds
   c/o Boston Financial Data Services
             P.O. Box 9051
         Boston, Massachusetts
              02205-9051

            (800) 621-3979

           -----------------
                                                    First Quarter Report
  This report is submitted for the general             March 31, 2000
information of the shareholders of the Fund.
The report is not authorized for distribution          --------------
to prospective investors in the Fund unless            --------------
it is accompanied by a current prospectus.             --------------

           -----------------

3/00 IF QR Printed on recycled paper

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Income Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of 2.1% for the quarter ended March 31, 2000, compared to a total return of 2.2% for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment-grade bonds. Average annual returns for longer periods appear on page three of this report.

U.S. Treasury Yield Curve Inversion and Spread Widening

As evidenced by a final estimate of 7.3% for fourth quarter 1999 Gross Domestic Product (GDP) growth, the U.S. economy has continued to grow at a strong pace. Expectations are that this robust growth will continue, at least in the near term, with consensus first quarter 2000 GDP growth topping 5.0%. Consumers appear to agree. In spite of rising home mortgage rates and credit card rates, consumer confidence is unflagging; the University of Michigan Consumer Confidence Index registered an all-time high in January. Job growth continues to be strong and unemployment reached a 30-year low of 4.0% in January.

Against this positive economic backdrop, two developments had a strong influence on U.S. Treasury yields. First, short-term interest rates rose as the Federal Reserve increased the Federal Funds Rate (the rate at which certain banks lend short-term funds to each other) in two moves during the quarter, from 5.5% to 6.0%, citing a risk of higher inflation. In addition, long-term treasury yields fell in response to the U.S. Treasury's announcement of current and projected Treasury debt repurchases--the first in 70 years. The U.S. Treasury announced that it would buy back as much as $30 billion in government debt during the year and made its first repurchases in March totaling approximately $2 billion. These events, both related to continued strength in the U.S. economy, resulted in an unusual "inverted" yield curve by the end of the quarter, with long-term Treasury yields lower than short-term Treasury yields. The yield on the 30-year U.S. Treasury fell 64 basis points to 5.84% (one basis point is equal to 1/100 of 1%). Yields on two-year and five-year U.S. Treasuries rose 25 and fell 2 basis points respectively, ending the quarter at 6.48% and 6.32%.

Yields on corporate and mortgage-related securities fell less than Treasury yields, resulting in wider yield premiums and underperformance versus U.S. Treasuries during the quarter. For example, the Lehman Brothers Treasury Index registered a total return of 3.8% for the quarter, while the corporate and mortgage indexes each returned 1.4%. The Fund has been overweight the corporate and mortgage sectors relative to the LBAG. Yet, despite underperformance in these sectors, the Fund's first quarter total return nearly matched that of the LBAG. Two positive impacts were the Fund's greater-than-market exposure to long-duration (a measure of price sensitivity to changes in interest rates) securities, which benefited as long rates fell, and the income effect of the Fund's overweight positions in non-Treasury sectors, which contributed to a higher-than-market yield for the Fund at the beginning of the quarter (7.34% versus 7.16%)*.

Spread Widening Creates Investment Opportunities

While yield premiums of corporate and mortgage-backed securities widened during the quarter, we believe that the higher relative yields of these non-Treasury securities are due to the unique circumstances of the Treasury buy-back described above, rather than a weakening of credit fundamentals or an adjustment in prepayment expectations. Given this perspective, we view the recent spread widening as an opportunity to build the Fund's incremental yield through the addition of carefully researched corporate and mortgage-backed securities. During the quarter, we added to the Fund's holdings of Ford, May Department Stores, Safeco and FNMA multifamily mortgage securities. Also, in March, we

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D O D G E & C O X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 Income Fund
--------------------------------------------------------------------------------

purchased $21 million par value of EOP Operating Limited Partnership 8.375% of 2006 at a yield premium of 188 basis points over the comparable maturity U.S. Treasury. We describe this purchase in greater detail below as an example of how we combine fundamental research with price analysis in our selection of each security for the Fund.

EOP, or Equity Office Properties, was originally part of a real estate portfolio managed by Sam Zell. It became a publicly held company in 1997 and is now the country's largest REIT (Real Estate Investment Trust) with 380 office properties totaling 95 million square feet. The properties are well-diversified geographically, located in 39 markets in 26 states, and represent an approximately even mix between suburban and "central business district" office spaces. The majority of the properties are considered to be "Class A," the highest grade assigned to buildings. The notes we purchased in the Fund were issued partially to finance EOP's acquisition of Cornerstone, another high-quality portfolio of properties. We believe that EOP offers attractive fundamental investment characteristics and strong relative value, as yield premiums in the REIT sector have been significantly wider than comparably rated issuers in the industrial and financial sectors.

Response to Continued Inflation Concerns

Due to our continued concern over the possibility of higher inflation and an accompanying increase in interest rates, we have maintained an effective duration shorter than that of the LBAG Index. We have also maintained the Fund's approximately 6% position in Treasury Inflation Protection Securities
(TIPS). We believe that these securities offer compelling real yields compared to conventional Treasury securities and stand to benefit in terms of upward principal adjustments and higher coupon payments if inflation accelerates. TIPS performed well in the first quarter as the real yields for these securities (the yields to maturity after adjusting for inflation) decreased significantly. The real yield for 10-year TIPS fell from 4.33% to 4.02% while the real yield for 30-year TIPS fell from 4.28% to 3.92%. As a result, the prices of these securities increased sharply, causing TIPS to register strong total returns, with 10-year TIPS returning 3.7% and 30-year TIPS returning 7.5%. We continue to believe that TIPS' real yields, and the inflation protection offered by these securities, represent an attractive long-term investment opportunity for the Fund.

In Closing

We continue to seek attractive long-term results through a process of fundamental analysis and individual security selection in an effort to build a high-quality, diversified portfolio with a higher-than-market yield. As always, we welcome your thoughts and questions, and appreciate your confidence in our firm as a shareholder of the Dodge & Cox Income Fund.

For the Board of Trustees,

/s/ Harry R. Hagey                 /s/ A. Horton Shapiro
------------------------           -------------------------------------------
Harry R. Hagey, Chairman           A. Horton Shapiro, Executive Vice President

April 28, 2000

* The 30-day SEC yield (an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month) for the Income Fund was 7.00% as of March 31, 2000.

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

                              D O D G E & C O X
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                                 Income Fund

Objective The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund invests in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and others rated A or better by either S&P or Moody's.

          The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, Dodge & Cox will consider many factors, including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

Ten Years of Investment Performance                       through March 31, 2000
--------------------------------------------------------------------------------

                         [LINE GRAPH APPEARS HERE]

                                                     DODGE & COX
                            LBAG                     INCOME FUND
                            -------                  -----------
4/1/1990                    $10,000                  $10,000
3/31/1991                   $11,292                  $11,267
3/31/1992                   $12,578                  $12,653
3/31/1993                   $14,251                  $14,524
3/31/1994                   $14,588                  $15,072
3/31/1995                   $15,317                  $15,815
3/31/1996                   $16,966                  $17,650
3/31/1997                   $17,799                  $18,532
3/31/1998                   $19,935                  $20,839
3/31/1999                   $21,226                  $22,139
3/31/2000                   $21,625                  $22,500

Average annual total return for periods
ended March 31, 2000                           1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Dodge & Cox Income Fund                         1.62%     7.29%      8.44%
Lehman Brothers Aggregate Bond Index (LBAG)     1.88      7.14       8.02

The chart covers the period from April 1, 1990 to March 31, 2000. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the LBAG. The LBAG is a widely recognized, unmanaged index of U.S. dollar-denominated investment grade fixed-income securities. The Fund's total returns include the reinvestment of dividend and capital gain distributions. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

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                              D O D G E & C O X
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                                 Income Fund

Fund Information                                                  March 31, 2000
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $11.46
Total Net Assets (millions)                                              $1,002
30 Day SEC Yield*                                                          7.00%
1999 Expense Ratio                                                         0.46%
1999 Portfolio Turnover                                                      24%
Fund Inception Date                                                        1989

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Fixed-Income Strategy Committee, whose ten members' average tenure at Dodge & Cox is 12 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 22 years.

Asset Allocation
--------------------------------------------------------------------------------
                          [PIE CHART APPEARS HERE]
Bonds:                                                                     96.7%
Short-Term Investments:                                                     3.3%

Bond Characteristics
--------------------------------------------------------------------------------
Number of Bonds                                                              115
Average Quality                                                               AA
Average Maturity                                                      11.1 years
Effective Duration                                                    4.52 years

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       55.8
Aaa/AAA                                                                      3.5
Aa/AA                                                                        0.2
A/A                                                                         17.9
Baa/BBB                                                                     19.3
Short-Term Investments                                                       3.3

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                         17.9
Federal Agency CMO and REMIC+                                               21.0
Federal Agency Mortgage Pass-Through                                        16.9
Asset-Backed                                                                 3.1
Corporate                                                                   32.7
Foreign (U.S. dollar-denominated)                                            5.1
Short-Term Investments                                                       3.3

Maturity Breakdown                                                     % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                                       12.8
1-5                                                                         26.7
5-10                                                                        31.6
10-15                                                                        5.3
15-20                                                                        6.6
20-25                                                                        4.6
25 and Over                                                                 12.4

+ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
  Conduit

* An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

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                              D O D G E & C O X
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                                 Income Fund

Portfolio of Investments                                          March 31, 2000
--------------------------------------------------------------------------------
                                                              Percentage of Fund
BONDS:                                                                     96.7%

U.S. TREASURY AND GOVERNMENT AGENCY:                                       17.9%

FEDERAL AGENCY CMO* AND REMIC**:                                           21.0%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:                                      16.9%

ASSET-BACKED SECURITIES:                                                    3.1%
     ComEd Transitional Funding Trust Notes Series 1998-1
      Class A-2 5.29%, 6/25/2003......................................      1.3
     CA Infrastructure and Econ. Dev. Bank Special Purpose Trust
      PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008...........      1.0
     PP&L Transition Bond Series 1999-1 A-1 6.08%, 3/25/2003..........      0.8

CORPORATE:                                                                 32.7%
INDUSTRIAL:                                                                17.5%
     Lockheed Martin Corp., various securities........................      3.1
     Raytheon Co., various securities.................................      2.0
     Raychem Corp. 7.20%, 10/15/2008..................................      1.9
     J.E. Seagram & Sons, Inc. 7.50%, 12/15/2018......................      1.9
     Eastman Chemical Co. 7.25%, 1/15/2024............................      1.8
     May Department Stores, various securities........................      1.7
     Time Warner Entertainment 8.375%, 7/15/2033......................      1.7
     Dana Corp. 7.00%, 3/1/2029.......................................      1.7
     Walt Disney Co. 7.55%, 7/15/2093.................................      1.4
     Union Camp Corp. 9.25%, 2/1/2011.................................      0.3

FINANCE:                                                                   10.5%
     GMAC, various securities.........................................      2.4
     EOP Operating Limited Partnership 8.375%, 3/15/2006..............      2.1
     Hartford Financial Services Group, various securities............      1.4
     Safeco Corp. 7.875%, 3/15/2003...................................      1.0
     Ford Motor Credit Co. 5.80%, 1/12/2009...........................      0.9
     Republic New York Corp. 7.20%, 7/15/2097.........................      0.6
     BankAmerica Capital II 8.00%, 12/15/2026.........................      0.6
     Citicorp Capital Trust I 7.933%, 2/15/2027.......................      0.5
     First Nationwide Bank 10.00%, 10/1/2006..........................      0.4
     Citicorp Capital Trust II 8.015%, 2/15/2027......................      0.3
     Barclays No. American Capital 9.75%, 5/15/2021...................      0.2
     CIGNA Corp. 7.65%, 3/1/2023......................................      0.1

TRANSPORTATION:                                                             4.6%
     Union Pacific Corp., various securities..........................      2.4
     Burlington Northern Santa Fe Railway 7.57%, 1/2/2021.............      1.5
     Consolidated Rail Corp. 9.75%, 6/15/2020.........................      0.7
     Norfolk & Western Railroad Equip. Tr. 10.125%, 7/1/2000..........      0.0+

UTILITIES:                                                                  0.1%
     Idaho Power Co. 1st Mtg. Bonds 9.50%, 1/1/2021...................      0.1

FOREIGN (U.S. DOLLAR-DENOMINATED):                                          5.1%

CORPORATE:                                                                  2.9%
     HSBC Holdings PLC 7.50%, 7/15/2009...............................      1.9
     Bank of Tokyo-Mitsubishi Ltd. 8.40%, 4/15/2010...................      1.0

CANADIAN:                                                                   1.8%
     Hydro-Quebec 8.05%, 7/7/2024.....................................      1.0
     Canadian Pacific Ltd. 9.45%, 8/1/2021............................      0.8

INTERNATIONAL AGENCY:                                                       0.4%
     European Investment Bank 10.125%, 10/1/2000......................      0.4

SHORT-TERM INVESTMENTS:                                                     2.2%

OTHER ASSETS LESS LIABILITIES:                                              1.1%

TOTAL NET ASSETS:                                                         100.0%

  * CMO: Collateralized Mortgage Obligation
 ** REMIC: Real Estate Mortgage Investment Conduit
  + Rounds to 0.0%

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                              D O D G E & C O X
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                                 Income Fund






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                              D O D G E & C O X
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                                 Income Fund

Officers & Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

John B. Taylor, Trustee
Professor of Economics, Stanford University

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Moody's(R) is a trademark of Moody's Investors Services, Inc.; and Standard & Poor's and S&P(R) are trademarks of The McGraw-Hill Companies, Inc.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereof. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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